Exhibit 10.2

EXECUTION VERSION

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made as of July 6, 2016 by and among (i) DT Asia Investments Limited, a business company incorporated in the British Virgin Islands with limited liability which will be known after the consummation of the transactions contemplated by the Share Exchange Agreement (as defined below) as “China Lending Corporation” (including any successor entity thereto, “Purchaser”), (ii) DeTiger Holdings Limited, a business company incorporated in the British Virgin Islands with limited liability, in its capacity under the Share Exchange Agreement as the DT Representative (including any successor DT Representative in accordance with the Share Exchange Agreement, the “DT Representative”), and (iii) each of the persons listed on Schedule A hereto (collectively, the “Restricted Holders”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Share Exchange Agreement.

WHEREAS, on January 11, 2016, Purchaser, the DT Representative and the Restricted Holders entered into that certain Share Exchange Agreement (as amended from time to time in accordance with the terms thereof, the “Share Exchange Agreement”), by and among Purchaser, the DT Representative, Adrie Global Holdings Limited, a business company incorporated in the British Virgin Islands with limited liability (the “Company”), the Restricted Holders and Li Jingping, in the capacity as the Seller Representative thereunder (the “Seller Representative”), pursuant to which, subject to the terms and conditions thereof, Purchaser will acquire from the Restricted Holders all of the issued and outstanding equity interests of the Company in exchange for 20,000,000 Purchaser Ordinary Shares (including any equity securities paid as dividends or distribution with respect to such shares or into which such shares are exchanged or converted, the “Exchange Shares”), with 8,000,000 of such Exchange Shares (including any equity securities paid as dividends or distribution with respect to such shares or into which such shares are exchanged or converted, the “Escrow Shares”) being deposited in escrow and held in an escrow account in accordance with the terms and conditions of the Share Exchange Agreement and the Escrow Agreement;

WHEREAS, pursuant to the Share Exchange Agreement, and in view of the valuable consideration to be received by the Restricted Holders thereunder, including the rights under the Registration Rights Agreement by and among Purchaser, the DT Representative and the Restricted Holders that is to be entered into on or about the date hereof in connection with the Share Exchange Agreement (the “Registration Rights Agreement”), Purchaser, the DT Representative and the Restricted Holders desire to enter into this Agreement, pursuant to which the Exchange Shares shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.             Lock-Up Provisions.

(a) Each Restricted Holder hereby agrees not to, during the period commencing from the consummation of the transactions contemplated by the Share Exchange Agreement (the “Closing”) and ending on the earlier of (x) the one (1) year anniversary of the date of the Closing or (y) the date on which Purchaser consummates a liquidation, merger, share exchange or other similar transaction following the Closing with an unaffiliated third party that results in all of Purchaser’s shareholders having the right to exchange their equity holdings in Purchaser for cash, securities or other property (the “Lock-Up Period”): (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Exchange Shares or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Purchaser Ordinary Shares or other securities, in cash or otherwise (any of the foregoing described in clauses (i), (ii), or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Exchange Shares owned by a Restricted Holder (other than Escrow Shares until such Escrow Shares are disbursed to such Restricted Holder from the Escrow Account in accordance with the terms and conditions of the Share Exchange Agreement and the Escrow Agreement), either during his lifetime or on death, (A) by gift, will or intestate succession, or (B) to any Affiliate, shareholder, member, partner or trust beneficiary, as the case may be, of such Restricted Holder; provided, however, that in any of cases (A) or (B) it shall be a condition to such transfer that the transferee executes and delivers to Purchaser an agreement stating that the transferee is receiving and holding the Exchange Shares subject to the provisions of this Agreement, and there shall be no further transfer of such Exchange Shares except in accordance with this Agreement. In addition, each Restricted Holder agrees that such Restricted Holder will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Exchange Shares or any other Purchaser Ordinary Shares or any security convertible into or exercisable or exchangeable for Purchaser Ordinary Shares, whether pursuant to the Registration Rights Agreement or otherwise. Each Restricted Holder further agrees to execute such agreements as may be reasonably requested by Purchaser that are consistent the foregoing or that are necessary to give further effect thereto.

(b)             Each Restricted Holder further acknowledge and agrees that it shall not be permitted to engage in any Prohibited Transfer with respect to any Escrow Shares until such Escrow Shares are disbursed to such Restricted Holder from the Escrow Account in accordance with the terms and conditions of the Share Exchange Agreement and the Escrow Agreement.

(c)             Notwithstanding the foregoing, each Restricted Holder may during the Lock-Up Period pledge their Exchange Shares (other than their Escrow Shares) to an unaffiliated third party as a guarantee to secure borrowings made by such third party to the Company or any of its Subsidiaries.

(d)             If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Purchaser shall refuse to recognize any such purported transferee of the Exchange Shares as one of its equity holders for any purpose. In order to enforce this Section 1, Purchaser may impose stop-transfer instructions with respect to the Exchange Shares of each Restricted Holder (and permitted transferees and assigns thereof) until the end of the Lock-Up Period.

(e)             During the Lock-Up Period (and with respect to any Escrow Shares, if longer, during the period when such Escrow Shares are held in the Escrow Account), each certificate evidencing any Exchange Shares shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT DATED AS OF JULY 5, 2016 BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S SHAREHOLDERS, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

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2.             Miscellaneous.

(a)             Termination of Share Exchange Agreement. Notwithstanding anything to the contrary contained herein, in the event that the Share Exchange Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b)             Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of each Restricted Holder are personal to such Restricted Holder and may not be transferred or delegated by such Restricted Holder at any time. Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of any Restricted Holder. If the DT Representative is replaced in accordance with the terms of the Share Exchange Agreement, the replacement DT Representative shall automatically become a party to this Agreement as if it were the original DT Representative hereunder.

(c)             Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)             Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(g). Nothing in this Section 2(d) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(e)             WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2(e).

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(f)             Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g)             Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Purchaser after the Closing, to:

China Lending Corporation

Suite 828, 8th Floor, Satellite Building

473 Satellite Road

Economic Technological Development Zone

Urumqi, Xinjiang, China 830000

Attention: Li Jingping and Stephen Chan

Facsimile No.: +86 991-2322126

Telephone No.: +86 991-3072247

Email: lijingping@fhxd.net and

           chan.stephen@fhxd.net

With copies to (which shall not constitute notice):

The DT Representative

and

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attention: Stuart Neuhauser

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: sneuhauser@egsllp.com

and

Foley & Lardner LLP

90 Park Avenue

New York, NY 10016-1314

Attention: Selig D. Sacks

Facsimile No.: (212) 687-2329

Telephone No.: (212) 338-3420

Email: ssacks@foley.com

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If to the DT Representative, to:

DeTiger Holdings Limited

Room 1102, 11/F

Beautiful Group Tower

77 Connaught Road

Central, Hong Kong

Attention: Winnie NG, Director

Facsimile No.: (852) 3753-3393

Telephone No.: (852) 2110-0081

Email: Office@DeTigerCapital.com

and

China Lending Corporation

c/o 100 Park Avenue, Suite 1600

New York, NY 10017, USA

Attention: Stephen N. Cannon

Telephone No.: (212) 880-2677

Email: steve@DTAsiaInvest.com

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105

Attention: Stuart Neuhauser

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

Email: sneuhauser@egsllp.com

If to any Restricted Holder, to the address of such Restricted Holder as set forth under the name of such Restricted Holder on the signature pages hereto, with a copy to (which shall not constitute notice):

Li Jingping

c/o Urumqi Feng Hui Direct Lending Limited

Suite 828, 8th Floor, Satellite Building

473 Satellite Road

Economic Technological Development Zone

Urumqi, Xinjiang, China 830000

Attention: Li Jingping and Stephen Chan

Facsimile No.: +86-991-2321276

Telephone No.: +86-991-3072247

Email: lijingping@fhxd.net and

           chan.stephen@fhxd.net

(h)            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Purchaser, the DT Representative and Restricted Holders holding a majority of the Exchange Shares held by all Restricted Holders. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i)              Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

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(j)              Specific Performance. Each Restricted Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by any Restricted Holder, money damages may be inadequate and Purchaser (and DT Representative on behalf of Purchaser) may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by a Restricted Holder in accordance with their specific terms or were otherwise breached. Accordingly, each of Purchaser and the DT Representative shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement by any Restricted Holder and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k)             Entire Agreement. This Agreement (including any Schedules hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Share Exchange Agreement or any Ancillary Document, including the Registration Rights Agreement. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Purchaser and the DT Representative or any of the obligations of the Restricted Holders under any other agreement between the Restricted Holders and Purchaser or the DT Representative or any certificate or instrument executed by the Restricted Holders in favor of Purchaser or the DT Representative, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Purchaser or the DT Representative or any of the obligations of the Restricted Holders under this Agreement.

(l)              Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Purchaser:

DT ASIA INVESTMENTS LIMITED

By:	/s/ Stephen N. Cannon
Name:	Stephen N. Cannon
Title:	President and Chief Executive Officer

The DT Representative:

DETIGER HOLDINGS LIMITED, in its capacity under the Share Exchange Agreement as the DT Representative

By:	/s/ Vincent Ng
Name:	Vincent Ng
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]

Restricted Holders:

RUIHENG GLOBAL LIMITED,
a British Virgin Islands company

By:	/s/ Qi Wen
Name:	Qi Wen
Title:	Director

Address for Notice:

Room 1101, Satellite Building
473 Satellite Road, Economic Technological
Development District, Urumqi, 830000, CHINA

Facsimile:
Email:	bvisec@fhxd.net

[Signature Page to Lock-Up Agreement]

YANGWEI GLOBAL LIMITED,
a British Virgin Islands company

By:	/s/ Li Jingping
Name:	Li Jingping
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

FAVOUR PLUS GLOBAL LIMITED,
a British Virgin Islands company

By:	/s/ Pan Chunju
Name:	Pan Chunju
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

QIXIANG GLOBAL LIMITED,
a British Virgin Islands company

By:	/s/ Shi Feng
Name:	Shi Feng
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

YIMAO ENTERPRISES LIMITED,
a British Virgin Islands company

By:	/s/ Yang Zhisan
Name:	Yang Zhisan
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

JIYI GLOBAL INVESTMENTS LIMITED,
a British Virgin Islands company

By:	/s/ Liang Zandong
Name:	Liang Zandong
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

CHANGMAN LIMITED,
a British Virgin Islands company

By:	/s/ Wang Qing
Name:	Wang Qing
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

ZHAN ZHAO LIMITED,
a British Virgin Islands company

By:	/s/ Jin Cheng

Name:	Jin Cheng
Title:	Director

Address for Notice:
(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

TAVISTOCK GLOBAL LIMITED,
a British Virgin Islands company

By:	/s/ Zhang Jianfeng
Name:	Zhang Jianfeng
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

ZHONG YUN HOLDINGS LIMITED,
a British Virgin Islands company

By:	/s/ Zheng Yongde
Name:	Zheng Yongde
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

JIEGUAN LIMITED,
a British Virgin Islands company

By:	/s/ Shi Xiaofang
Name:	Shi Xiaofang
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

MULTIDEAL LIMITED,
a British Virgin Islands company

By:	/s/ Chen Hong
Name:	Chen Hong
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

XINGLIN LIMITED,
a British Virgin Islands company

By:	/s/ Liu Yuanqing
Name:	Liu Yuanqing
Title:	Director

Address for Notice:

(same as above)

Facsimile:
Email:

[Signature Page to Lock-Up Agreement]

SCHEDULE A
RESTRICTED HOLDERS

●	Ruiheng Global Limited
●	Yangwei Global Limited
●	Favour Plus Global Limited
●	Qixiang Global Limited
●	Yimao Enterprises Limited
●	Jiyi Global Investments Limited
●	Changman Limited
●	Zhan Zhao Limited
●	Tavistock Global Limited
●	Zhong Yun Holdings Limited
●	Jieguan Limited
●	Multideal Limited
●	Xinglin Limited